Exhibit 10.2

SECOND AMENDED AND RESTATED GUARANTY AGREEMENT

THIS SECOND AMENDED AND RESTATED GUARANTY AGREEMENT (this “Guaranty”) is executed as of October 3, 2019, by EACH OF THE SUBSIDIARIES OF ARMADA HOFFLER, L.P., a Virginia limited partnership (“Borrower”), LISTED ON SCHEDULE 1 ATTACHED HERETO or which become a party hereto pursuant to Section 20 below (each a “Guarantor” and collectively, “Guarantors”), for the benefit of the Credit Parties defined below.

R E C I T A L S:

1.    Borrower, Armada Hoffler Properties, Inc., a Maryland corporation (“Parent”), Bank of America, N.A., a national banking association (“Administrative Agent”), as Administrative Agent, the L/C Issuer defined therein, and the Lenders defined therein (Administrative Agent, the L/C Issuer, the Lenders, and any Person who is a provider of a Swap Contract guaranteed hereunder, together with their respective successors and assigns are herein called the “Credit Parties”) previously entered into that certain Amended and Restated Credit Agreement dated as of October 26, 2017 (herein referred to, together with all amendments, modifications, restatements, or supplements thereof, as the “Existing Credit Agreement”). In connection with the Existing Credit Agreement, Guarantors entered into that certain Amended and Restated Unconditional Guaranty Agreement dated as of October 26, 2017, for the benefit of the Credit Parties (herein referred to, together with all amendments, modifications, restatements, or supplements thereof, as the “Existing Guaranty Agreement”).

2.    Borrower, Parent, Administrative Agent and Lenders are now entering into that certain Second Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”).

3.    As a condition to entering into and performing their respective obligations under the Credit Agreement, Administrative Agent and Lenders have required that Guarantors execute and deliver this Guaranty for the benefit of the Credit Parties, which shall amend and restate the Existing Guaranty Agreement in its entirety.

4.    Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

5.    The Credit Parties are not willing to make loans under the Credit Agreement or otherwise extend credit to Borrower unless Guarantors unconditionally guarantee payment of all present and future indebtedness and obligations of Borrower to the Credit Parties under the Credit Agreement and the Loan Documents.

6.    Each Guarantor will, directly or indirectly, benefit from the Credit Parties’ extension of credit to Borrower.

NOW, THEREFORE, as an inducement to the Credit Parties to enter into the Credit Agreement and to make loans to Borrower thereunder, and to extend such credit to Borrower as the Credit Parties may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally guarantee payment of the Guaranteed Obligations (hereinafter defined) as more specifically described below in Section 1 and hereby agree as follows:

1.    Guaranty. Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether

Exhibit B

Exhibit 10.2

at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (a) any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Borrower to the Credit Parties arising under the Credit Agreement and all instruments, agreements and other documents of every kind and nature now or hereafter executed in connection with the Credit Agreement (including all renewals, extensions and modifications thereof and all costs, attorneys’ fees and expenses incurred by the Credit Parties in connection with the collection or enforcement thereof) and (b) any and all debts, liabilities, obligations, covenants and duties of Borrower arising under any Swap Contract that relates solely to the Obligations entered into with a Person who is a Credit Party or an Affiliate of a Credit Party at the time such Swap Contract was entered into (whether or not such Credit Party or Affiliate thereof ceases to be a party to the Credit Agreement) (collectively, the “Guaranteed Obligations”); provided that the Guaranteed Obligations shall exclude any Excluded Swap Obligations. “Excluded Swap Obligations” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty hereunder by such Guarantor of such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 22 hereof, Section 7.19 of the Credit Agreement and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the guaranty of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty is or becomes excluded in accordance with the immediately preceding sentence. Administrative Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law.

2.    No Setoff or Deductions; Taxes. Each Guarantor represents and warrants that it is formed under the laws of the state of its formation and resident in the United States of America. All payments by any Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If any Guarantor must make a payment under this Guaranty, such Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to the Credit Parties so that no withholding tax is imposed on the payment. If notwithstanding the foregoing, any Guarantor makes a payment under this Guaranty to which withholding tax applies, or any taxes (other than taxes on net income (a) imposed by the country or any subdivision of the country in which any Credit Parties’ principal office or actual lending office is located and (b) measured by the United States taxable income the Credit Parties would have received if all payments under or in respect of this Guaranty were exempt from taxes levied by such Guarantor’s country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Section 2, such Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that the Credit Parties receive the sum they would have received had no such deduction or withholding been made and shall also pay to the Credit Parties, on demand, all additional amounts which

Exhibit B

Exhibit 10.2

the Credit Parties specify as necessary to preserve the after-tax yield the Credit Parties would have received if such taxes had not been imposed. Guarantors shall promptly provide Administrative Agent with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

3.    No Termination. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated. All payments under this Guaranty shall be made at Administrative Agent’s Office in U.S. Dollars.

4.    Waiver of Notices. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment and any other notices to which any Guarantor might otherwise be entitled.

5.    Subrogation. No Guarantor shall exercise any right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Credit Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

6.    Waiver of Suretyship Defenses. Each Guarantor agrees that Administrative Agent on behalf of the Credit Parties may, at any time and from time to time, and without notice to Guarantors, make any agreement with Borrower or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of any Guarantor under this Guaranty. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of Borrower, or any claim that any Guarantor’s obligations exceed or are more burdensome than those of Borrower and waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder. Each Guarantor waives any right to enforce any remedy which such Guarantor now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent for the benefit of the Credit Parties. Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

7.    Exhaustion of Other Remedies Not Required. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Each Guarantor waives diligence by the Credit Parties and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring the Credit Parties to exhaust any right or remedy or to take any action against Borrower, any other guarantor or any other person, entity or property before enforcing this Guaranty against any Guarantor.

Exhibit B

Exhibit 10.2

8.    Reinstatement. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not Administrative Agent is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

9.    Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of Borrower to such Guarantor as subrogee of the Credit Parties or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations. If Administrative Agent so requests, any such obligation or indebtedness of Borrower to any Guarantor shall be enforced and performance received by such Guarantor as trustee for the Credit Parties and the proceeds thereof shall be paid over to Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

10.    Information. Each Guarantor agrees to furnish promptly to Administrative Agent any and all financial or other information regarding such Guarantor or its property as Administrative Agent may reasonably request in writing.

11.    Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantors immediately upon demand by Administrative Agent.

12.    Expenses. Guarantors shall pay on demand all out-of-pocket expenses (including reasonable attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Credit Parties’ rights under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of the Credit Parties in any case commenced by or against any Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. The obligations of Guarantors under the preceding sentence shall survive termination of this Guaranty.

13.    Amendments. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Administrative Agent and Guarantors.

14.    No Waiver; Enforceability. No failure by the Credit Parties to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

15.    Assignments. This Guaranty shall (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of Administrative Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Credit Parties and their successors and assigns and the Credit Parties may, without notice to any Guarantor and without affecting any Guarantor’s obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part. Each Guarantor agrees that the Credit Parties may disclose to any prospective purchaser and any purchaser of all or part of the

Exhibit B

Exhibit 10.2

Guaranteed Obligations any and all information in the Credit Parties’ possession concerning any Guarantor, this Guaranty and any security for this Guaranty.

16.    Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning the financial condition, business and operations of Borrower as Guarantors require, and that Credit Parties have no duty, and Guarantors are not relying on the Credit Parties at any time, to disclose to Guarantors any information relating to the business, operations or financial condition of Borrower.

17.    Setoff. If and to the extent any payment is not made when due hereunder, the Credit Parties may setoff and charge from time to time any amount so due against any or all of Guarantors’ accounts or deposits with any Credit Parties.

18.    Other Guarantees. Unless otherwise agreed by Administrative Agent and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of the Credit Parties or any term or provision thereof.

19.    Representations and Warranties. Each Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as limited by Debtor Relief Laws; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent (that has not been obtained) under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect; (e) by virtue of its relationship with Borrower, the execution, delivery and performance of this Guaranty is for the direct benefit of such Guarantor and it has received adequate consideration for this Guaranty; and (f) the financial information, that has been delivered to Administrative Agent by or on behalf of such Guarantor, is complete and correct in all material respects and accurately presents the financial condition and the operational results of such Guarantor and since the date of the most recent financial statements delivered to Administrative Agent, there has been no material adverse change in the financial condition or operational results of such Guarantor. By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are applicable to such Guarantor and shall be imposed upon such Guarantor, and such Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions of the Loan Documents in favor of the Credit Parties. In the event the Credit Agreement or any other Loan Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Obligations remains unpaid, the terms, covenants, and agreements of the Credit Agreement or such other Loan Document incorporated herein by reference shall nevertheless continue in full force and effect as obligations of such Guarantor under this Guaranty.

20.    Additional Guarantors. The initial Guarantors hereunder shall be each of the Subsidiaries of Borrower that are signatories hereto and that are listed on Schedule 1 attached hereto. From time to time subsequent to the time hereof, additional Subsidiaries of Borrower may become parties hereto as additional Guarantors (each an “Additional Guarantor”) by executing a counterpart of this Guaranty in the form of

Exhibit B

Exhibit 10.2

Exhibit A attached hereto. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiary of Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder.

21.    Release of Guarantors. Any Guarantor may be released from its obligations under this Guaranty by Administrative Agent pursuant to and in accordance with the terms of Section 10.10 of the Credit Agreement. Upon any such release, Administrative Agent shall execute and deliver to Borrower and such Guarantor a Release of Guaranty in the form of Exhibit B attached hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the release of any other Guarantor hereunder.

22.    Keepwell. Each Guarantor that is a Qualified ECP Guarantor (as hereinafter defined) at the time this Guaranty by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 22 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 22 shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 22 to constitute, and this Section 22 shall be deemed to constitute, a Guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. For purposes of this Section 22, “Qualified ECP Guarantor” means, at any time, each Guarantor with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

23.    GOVERNING LAW; JURISDICTION; ETC.

(a)    GOVERNING LAW.    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT

Exhibit B

Exhibit 10.2

IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

24.    Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), each Guarantor acknowledges and agrees as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution

Exhibit B

Exhibit 10.2

Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

25.    COUNTERPARTS. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

26.    AMENDMENT AND RESTATEMENT. This Guaranty is given in amendment, restatement, modification, and increase, but not in extinguishment or novation, of the Existing Guaranty. Each Guarantor ratifies and confirms its obligations pursuant to the Existing Guaranty, as amended and restated by this Guaranty.

[Signature Pages Follow]

Exhibit B

Exhibit 10.2

IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be duly executed and delivered as of the date first written above.

GUARANTORS:

AH COLUMBUS II, L.L.C.,
a Virginia limited liability company
AH DURHAM APARTMENTS, LLC,
a Virginia limited liability company
AH GREENTREE, LLC,
a Virginia limited liability company
AH RICHMOND TOWER I, LLC,
a Virginia limited liability company
ALEXANDER POINTE SALISBURY, LLC,
a Virginia limited liability company
BERMUDA SHOPPING CENTER, L.L.C.,
a Virginia limited liability company
BROAD CREEK PH. I, L.L.C.,
a Virginia limited liability company
BROAD CREEK PH. II, L.L.C.,
a Virginia limited liability company
BROAD CREEK PH. III, L.L.C.,
a Virginia limited liability company
BROADMOOR PLAZA INDIANA, LLC,
a Virginia limited liability company
COLUMBUS TOWER, L.L.C.,
a Virginia limited liability company
COLUMBUS TOWN CENTER, LLC,
a Virginia limited liability company
COLUMBUS TOWN CENTER II, LLC,
a Virginia limited liability company
COURTHOUSE MARKETPLACE OUTPARCELS, L.L.C.,
a Virginia limited liability company
COURTHOUSE OFFICE BUILDING, LLC,
a Virginia limited liability company
DIMMOCK SQUARE MARKETPLACE, LLC,
a Virginia limited liability company
FERRELL PARKWAY ASSOCIATES, L.L.C.,
a Virginia limited liability company
GATEWAY CENTRE, L.L.C.,
a Virginia limited liability company

Exhibit B

Exhibit 10.2

GUARANTORS (continued):

GREENBRIER OCEAN PARTNERS II, LLC,
a Virginia limited liability company
GREENBRIER OCEAN PARTNERS, LLC,
a Virginia limited liability company
HARPER HILL NORTH CAROLINA, LLC,
a Virginia limited liability company
HOFFLER AND ASSOCIATES EAT, LLC,
a Virginia limited liability company
HT TYRE NECK, LLC,
a Virginia limited liability company
INDIAN LAKES VIRGINIA BEACH, LLC,
a Virginia limited liability company
NORTH HAMPTON MARKET SOUTH CAROLINA, LLC,
a Virginia limited liability company
NORTH POINTE DEVELOPMENT ASSOCIATES, L.L.C.,
a Virginia limited liability company
NORTH POINTE OUTPARCELS, L.L.C.,
a Virginia limited liability company
NORTH POINTE VW4, L.L.C.,
a Virginia limited liability company
OAKLAND MARKETPLACE TENNESSEE, LLC,
a Virginia limited liability company
OYSTER POINT OFFICE BUILDING, LLC,
a Virginia limited liability company
PARKWAY CENTRE MOULTRIE, LLC,
a Virginia limited liability company
PATERSON PLACE DURHAM, LLC,
a Virginia limited liability company
PERRY HALL MARYLAND LLC,
a Virginia limited liability company
PROVIDENCE PLAZA CHARLOTTE, LLC,
a Virginia limited liability company
RED MILL OUTPARCELS, LLC,
a Virginia limited liability company
RENAISSANCE CHARLOTTE, LLC,
a Virginia limited liability company
SOUTH SQUARE DURHAM, LLC,
a Virginia limited liability company
SOUTHSHORE POINTE, LLC,
a Virginia limited liability company

Exhibit B

Exhibit 10.2

GUARANTORS (continued):

STONE HOUSE MARYLAND LLC,
a Virginia limited liability company
TCA BLOCK 6, LLC,
a Virginia limited liability company
TOWN CENTER ASSOCIATES 12, L.L.C.,
a Virginia limited liability company
TOWN CENTER ASSOCIATES 7, L.L.C.,
a Virginia limited liability company
WENDOVER VILLAGE GREENSBORO II, LLC,
a Virginia limited liability company
WENDOVER VILLAGE GREENSBORO, LLC,
a Virginia limited liability company
WENDOVER VILLAGE III, LLC,
a Virginia limited liability company
WILLIAMSBURG MEDICAL BUILDING, LLC,
a Virginia limited liability company

By:    ARMADA HOFFLER MANAGER, LLC,
a Virginia limited liability company,
their manager

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Manager

NEW ARMADA HOFFLER PROPERTIES I, LLC,
a Virginia limited liability company
NEW ARMADA HOFFLER PROPERTIES II, LLC,
a Virginia limited liability company

By:    ARMADA HOFFLER, L.P.,
a Virginia limited partnership,
their sole member

By:    ARMADA HOFFLER PROPERTIES, INC.,
a Maryland corporation, its general partner

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
CFO, Secretary and Treasurer

[Signatures continue on next page.]

Exhibit B

Exhibit 10.2

GUARANTORS (continued):

ARMADA HOFFLER MANAGER, LLC,
a Virginia limited liability company

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Manager

AHP HOLDING, INC.,
a Virginia corporation

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Secretary and Treasurer

A/H NORTH POINTE, INC.,
a Virginia corporation

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Vice President, Secretary and Treasurer

TOWER MANAGER, LLC,
a Virginia limited liability company

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Manager

NORTH POINTE PH I LIMITED PARTNERSHIP
a Virginia limited partnership

By:    A/H NORTH POINTE, INC.,
a Virginia corporation,
its general partner

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Vice President, Secretary and Treasurer

[Signatures continue on next page.]

Exhibit B

Exhibit 10.2

GUARANTORS (continued):

ARMADA HOFFLER TOWER 4, L.L.C.,
a Virginia limited liability company

By:    TOWER MANAGER, LLC
a Virginia limited liability company,
its manager

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Manager

ARMADA/HOFFLER CHARLESTON ASSOCIATES, L.P.,
a Virginia limited partnership

By:    GATEWAY CENTRE, L.L.C.,
a Virginia limited liability company,
its general partner

By:    ARMADA HOFFLER MANAGER, LLC,
a Virginia limited liability company,
its manager

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Manager

NORTH POINTE DEVELOPMENT ASSOCIATES, L.P.,
a Virginia limited partnership

By:    NORTH POINTE DEVELOPMENT ASSOCIATES, L.L.C.,
a Virginia limited liability company,
its general partner

By:    ARMADA HOFFLER MANAGER, LLC,
a Virginia limited liability company,
its manager

By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Manager

Exhibit B

Exhibit 10.2

SCHEDULE 1

INITIAL GUARANTORS

1.	AH Columbus II, L.L.C.

2.	AH Durham Apartments, LLC

3.	AH Greentree, LLC

4.	A/H North Pointe, Inc.

5.	AH Richmond Tower I, LLC

6.	AHP Holding, Inc.

7.	Alexander Pointe Salisbury, LLC

8.	Armada Hoffler Manager, LLC

9.	Armada Hoffler Tower 4, L.L.C.

10.	Armada/Hoffler Charleston Associates, L.P.

11.	Bermuda Shopping Center, L.L.C.

12.	Broad Creek PH. I, L.L.C.

13.	Broad Creek PH. II, L.L.C.

14.	Broad Creek Ph. III, L.L.C.

15.	Broadmoor Plaza Indiana, LLC

16.	Columbus Tower, L.L.C.

17.	Columbus Town Center, LLC

18.	Columbus Town Center II, LLC

19.	Courthouse Marketplace Outparcels, L.L.C.

20.	Courthouse Office Building, LLC

21.	Dimmock Square Marketplace, LLC

22.	Ferrell Parkway Associates, L.L.C.

23.	Gateway Centre, L.L.C.

24.	Greenbrier Ocean Partners II, LLC

25.	Greenbrier Ocean Partners, LLC

26.	Harper Hill North Carolina, LLC

27.	Hoffler and Associates EAT, LLC

28.	HT Tyre Neck, LLC

29.	Indian Lakes Virginia Beach, LLC

30.	New Armada Hoffler Properties I, LLC

31.	New Armada Hoffler Properties II, LLC

32.	North Hampton Market South Carolina, LLC

33.	North Pointe Development Associates, L.L.C.

34.	North Pointe Development Associates, L.P.

35.	North Pointe Outparcels, L.L.C.

36.	North Pointe PH I Limited Partnership

37.	North Pointe VW4, L.L.C.

38.	Oakland Marketplace Tennessee, LLC

39.	Oyster Point Office Building, LLC

40.	Parkway Centre Moultrie, LLC

41.	Paterson Place Durham, LLC

42.	Perry Hall Maryland LLC

43.	Providence Plaza Charlotte, LLC

44.	Red Mill Outparcels, LLC

45.	Renaissance Charlotte, LLC

46.	South Square Durham, LLC

Exhibit B

Exhibit 10.2

47.	Southshore Pointe, LLC

48.	Stone House Maryland LLC

49.	TCA Block 6, LLC

50.	Tower Manager, LLC

51.	Town Center Associates 12, L.L.C.

52.	Town Center Associates 7, L.L.C.

53.	Wendover Village Greensboro II, LLC

54.	Wendover Village Greensboro, LLC

55.	Wendover Village III, LLC

56.	Williamsburg Medical Building, LLC

Exhibit B

Exhibit 10.2

EXHIBIT A

COUNTERPART TO SUBSIDIARY GUARANTY

In witness whereof, the undersigned Additional Guarantor has caused this Second Amended and Restated Guaranty Agreement to be executed and delivered by its officer thereunto duly authorized as of ______________ ____, 201__.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

Exhibit B

Exhibit 10.2

EXHIBIT B

FORM OF RELEASE OF GUARANTOR

In witness whereof, the undersigned Administrative Agent, for itself and on behalf of each of the Credit Parties (defined below), hereby releases and discharges ____________________ from any and all obligations and liabilities of ____________________ to the Credit Parties under that certain Second Amended and Restated Guaranty Agreement dated as of October 3, 2019, executed by the Subsidiaries of Armada Hoffler, LP, a Virginia limited partnership, described therein in favor of the Credit Parties defined therein.

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Exhibit B